Summary Prospectus February 28, 2010 Direxion Long/Short Global IPO Fund

Investor Class:	Institutional Class:	Class C shares:	Service Class
DXIIX	DXIPX	DXGCX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://direxionfunds.com/document/regulatory_documents.html. You can also get this information at no cost by calling Fund Investor Services at 1-800-851-0511 or by sending an e-mail request to info@direxionfunds.com or from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated February 28, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Direxion Long/Short Global IPO Fund seeks capital appreciation.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Investor	Institutional	Class C	Service
	Class	Class	shares	Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of original purchase price or redemption proceeds, whichever is less)	None	None	1.00%	None
Redemption Fee (as a percentage of amount redeemed on shares redeemed within 90 days of date of purchase, if applicable)	1.00%	1.00%	None	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees of the Fund	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.75%	0.75%
Other Expenses(1)	0.90%	0.65%	0.90%	0.90%
Shareholder Servicing Fee	0.25%	N/A	0.25%	0.25%
Total Annual Fund Operating Expenses(2)	1.90%	1.40%	2.40%	2.40%

(1)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has contractually agreed to pay all expenses of the Fund other than the following: management fees, distribution and/or service fees, shareholder servicing fee, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Fund. This agreement may be terminated at any time by the Board of Trustees.

(2)	The Fund is required to disclose Acquired Fund Fees and Expenses in the fee table above. Acquired Fund Fees and Expenses are indirect fees that the Fund incurs from investing in the shares of other mutual funds (“Acquired Fund(s)”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value. Other Expenses of the Fund and Total Other Expenses include estimated Acquired Fund Fees and Expenses of less than 0.01% of the Fund’s average daily net assets for the fiscal period ended October 31, 2010.

Example. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Investor Class	$193	$597
Institutional Class	$143	$443
Class C	$341	$841
Service Class	$243	$748

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes to shareholders who hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. There is no portfolio turnover for the Fund, because it had not commenced operations prior to the date of the Prospectus.

Principal Investment Strategy

During normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued in connection with IPOs and spin-offs of domestic and foreign issuers, including issuers in emerging markets, and financial instruments that provide exposure to these IPOs. These financial instruments include, but are not limited to: American and global depositary receipts; futures contracts; options on securities, indices and futures contracts; equity caps, collars and floors; swap agreements; forward contracts; and reverse repurchase agreements. In addition, on a day-to-day basis, the Fund will hold U.S. government securities, short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash and other cash equivalents with maturities of one year or less to collateralize its derivatives exposure. The Fund’s investments in IPOs will be positioned long or short, depending upon IPOX® Capital Management, LLC’s (the “Subadviser”) outlook for an IPO. The Fund will generate at least 40% of its exposure through positions, long or short, in international issuers. In general, the Fund also will seek to balance long and short exposure on an equal basis, meaning for each dollar invested, the Fund would expect to have $1 of long exposure and $1 of short exposure. In the event that Fund is able to participate in IPOs at offering price, it may be net long from time to time. The portfolio will be re-evaluated and modified on a monthly basis, and these

Summary Prospectus	1 of 4	Direxion Long/Short Global IPO Fund

modifications may result in a high portfolio turnover rate for the Fund.

Principal Investment Risks

An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. Rafferty cannot guarantee that the Fund will achieve its objective. In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Fund. Unprecedented recent turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.
Adverse Market Conditions Risk — The Fund’s performance will suffer during conditions which are adverse to the Fund’s investment goals, including a broad stock market decline or a decline in the Fund’s particular holdings.
Counterparty Risk — The Fund may invest in financial instruments, including swap agreements, that enable the Fund to hedge a position or to gain exposure to securities or an index without investing in specific securities or instruments. Swap agreements expose the Fund to the risk that a counterparty may default and result in a loss to the Fund. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.
Derivatives Risk — Investments in derivatives are subject to market risks that may cause their prices to fluctuate over time and increase the Fund’s volatility. The Fund may also be exposed to additional risk for directly investing in derivatives, and incur larger losses and smaller gains, rather than investing in the underlying securities of a derivative.
Emerging Markets Risk — Indirect investments in emerging markets instruments involve greater risks than investing in foreign instruments in general. Risks of investing in emerging market countries include political or social upheaval, nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. There may also be risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times.
Risks of Investing in Equity Securities — Investments in publicly issued equity securities in general are subject to market risks that may cause their prices to fluctuate over time and in turn cause the Fund’s net asset value to fluctuate.
Risks of Investing in Foreign Instruments — Indirectly investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries.
High Portfolio Turnover — The Fund may experience high portfolio turnover, which involves correspondingly greater expenses to the Fund, as well as adverse tax consequences to the Fund’s shareholders from distributions of increase net short-term capital gains and may adversely affect the Fund’s performance.
IPO Risk — The Fund invests in companies that have recently conducted an IPO. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history, all of which may contribute to price volatility. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of revenues or operating income. Foreign IPOs are subject to “Risks of Investing in Foreign Instrument Risk” and “Currency Exchange Rate Risk” described above.
Leverage Risk — The Fund invests in derivatives, which may result in leverage. Leverage can magnify the effects of changes in the value of the Fund and make the Fund’s return more volatile, which may affect the performance of the Fund.
Market Risk — The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.
Risk of Non-Diversification — A non-diversified fund invests a high percentage of its assets in a limited number of securities, exposing the Fund to fluctuations in net asset value and total return.
Risks of Options and Futures Contracts — Options and futures prices may diverge from prices of their underlying instruments. Losses may occur due to unanticipated market price movements, the lack of a liquid market for an option or futures contract at a particular time or premiums paid by the Fund.
Security Selection Risk — Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.
Risks of Shorting Instruments — Short positions are designed to profit from a decline in the price of particular securities, baskets of securities or indices. The Fund will lose value if and when the instrument’s price rises — a result that is the opposite from traditional mutual funds.
Valuation Time Risk — The Fund values its portfolio as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). Foreign market indices may close before the NYSE opens or may not be open for business on the same calendar days as the Fund.
Risks of Volatile Markets — The Fund attempts to capture the economic advantage of investing in equity securities of IPOs. Significant short-term price movements in those securities could adversely impact the performance.

Performance

No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of the Prospectus. Updated performance is available on the Fund’s website at www.direxionfunds.com or by calling the Fund toll-free at (800) 851-0511.

Management

Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.

Summary Prospectus	2 of 4	Direxion Long/Short Global IPO Fund

Investment Subadviser. IPOX® Capital Management, LLC (“IPOX Capital”) is the Fund’s investment subadviser.

Portfolio Manager. IPOX Capital’s portfolio management team has the day-to-day responsibility for managing the Fund’s asset allocation under the supervision of Rafferty:

Years of Service
Portfolio Manager	with the Fund	Primary Title

Josef Schuster	Since Fund Inception	Founder of IPOX Schuster LLC and IPOX Capital; Portfolio Manager
Darren Fabric	Since Fund Inception	Co-Portfolio Index Manager

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Direxion Funds – Direxion Long/Short Global IPO Fund, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by wire transfer, by telephone at (800) 851-0511, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The Fund accepts investment in the following minimum amounts:

		Subsequent
Purchase Methods	Initial Purchases	Purchases

Minimum Investment: Investor Class, Class C and Service Class Accounts	$2,500 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$0
Minimum Investment: Retirement Accounts (Regular, Roth and Spousal IRAs)	$1,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$0
Minimum Investment Institutional Class Accounts	$5,000,000	$0

Tax Information

The Fund’s distributions to you are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Prospectus	3 of 4	Direxion Long/Short Global IPO Fund

Direxion Funds
P.O. Box 701
Milwaukee, Wisconsin 53201